UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Grand Avenue Del Mar, California	92014
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORT.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	PORT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORT.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 9, 2023, Southport Acquisition Corporation (the “Company”) held a special meeting of stockholders, at which the Company’s stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate an initial business combination from June 14, 2023 (the date that is 18 months from the closing date of the Company’s initial public offering) to September 14, 2023 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another stockholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, up to March 14, 2024.

On September 11, 2023, the Board approved the extension of the date by which the Company must consummate an initial business combination from September 14, 2023 to October 14, 2023.

On October 11, 2023, the Board approved the extension of the date by which the Company must consummate an initial business combination from October 14, 2023 to November 14, 2023.

On November 14, 2023, the Board approved the extension of the date by which the Company must consummate an initial business combination from November 14, 2023 to December 14, 2023.

On December 13, 2023, the Board approved a further extension of the date by which the Company must consummate an initial business combination from December 14, 2023 to January 14, 2024 (the “Fourth Extension”). The Fourth Extension is the fourth of six one-month extensions permitted under the Company’s Amended and Restated Certificate of Incorporation.

In connection with the Fourth Extension, Southport Acquisition Sponsor LLC, the Company’s sponsor (the “Sponsor”), transferred 166,666 shares of the Company’s Class B common stock held by the Sponsor to unaffiliated third parties in accordance with those certain voting and non-redemption agreements previously entered into between the Sponsor and such third parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: December 14, 2023	By:	/s/ Jeb Spencer
Name: Jeb Spencer
Title: Chief Executive Officer